UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

FG FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Central Avenue, Suite 800, St. Petersburg, FL 33701

(Address of principal executive offices, including Zip Code)

847-773-1665

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGF	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On October 19, 2022, FG Financial Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of October 19, 2022 (the “Plan of Merger”), by and between the Company and FG Financial Group, Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“FG Nevada”), pursuant to which the Company will be reincorporated from Delaware to Nevada (the “Reincorporation”). The Plan of Merger was adopted and approved by the board of directors of the Company (the “Board”) by unanimous written consent on October 14, 2022. Consummation of the Reincorporation is subject to the adoption and approval of the Plan of Merger by the holders of a majority of the outstanding common stock of the Company. The Board has called a special meeting of the Company’s stockholders to held on December 6, 2022 for the purpose of voting on the adoption and approval of the Plan of Merger. Assuming that the stockholders of the Company adopt and approve the Plan of Merger, the Company intends to consummate the Reincorporation; provided, however, that the Plan of Merger may be terminated by action of the Board, at any time prior to the effective time of the Reincorporation if the Board determines for any reason that such termination would be in the best interests of the Company and our stockholders.

Following consummation of the Reincorporation, the Company’s corporate existence will be governed by the laws of the State of Nevada . Other than the change in the state of incorporation, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of the Company’s employees, including the Company’s management.

The Reincorporation will not alter any stockholder’s percentage ownership interest or number of shares owned in the Company. The common stock of the Company will continue to be quoted on the Nasdaq Global Market under the same symbol “FGF” and the 8.00% Cumulative Preferred Stock, Series A of the Company will continue to be quoted on the Nasdaq Global Market under the same symbol, “FGFPP”. The stockholders need not exchange existing stock certificates for stock certificates of the Nevada corporation.

The foregoing summary of the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the actual Plan of Merger, which is filed as Exhibit 2.1 hereto, and which is incorporated by reference herein.

Important Information and Where To Find It

In connection with the proposed Plan of Merger and Reincorporation described herein, the Company intends to file relevant materials with the SEC, including a proxy statement (that includes a preliminary proxy statement, and when available, a definitive proxy statement). Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting of the Company’s stockholders relating to the Plan of Merger and the Reincorporation. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE REINCORPORATION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Plan of Merger. A list of the names of those directors and executive officers and a description of their interests in the Company will be included in the proxy statement for the proposed Plan of Merger and be available at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. Forward-looking statements can be identified by words such as: “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed Plan of Merger including the benefits of the Reincorporation and the expected timing of the Reincorporation. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation: market conditions; risks associated with our inability to identify and realize business opportunities, and the undertaking of any new such opportunities; general conditions in the global economy, including the impact of health and safety concerns from the current COVID-19 pandemic; our lack of operating history or established reputation in the reinsurance industry; our inability to obtain or maintain the necessary approvals to operate reinsurance subsidiaries; risks associated with operating in the reinsurance industry, including inadequately priced insured risks, credit risk associated with brokers we may do business with, and inadequate retrocessional coverage; our inability to execute on our investment and investment management strategy, including our strategy to invest in the risk capital of special purpose acquisition companies (SPACs); potential loss of value of investments; risk of becoming an investment company; fluctuations in our short-term results as we implement our new business strategy; risks of being unable to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; our limited operating history as a public company; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; potential conflicts of interest between us and our directors and executive officers; risks associated with our related party transactions and investments; and risks associated with our investments in SPACs, including the failure of any such SPAC to complete its initial business combination. Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 19, 2022, by and between the Company and FG Financial Group, Inc., a Nevada corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG FINANCIAL GROUP, INC.

Date: October 20, 2022	By:	/s/ Hassan R. Baqar
	Name:	Hassan R. Baqar
	Title:	Executive Vice President and Chief Financial Officer